Exhibit 10.51
                            STOCK PURCHASE AGREEMENT


         This Agreement is made and entered into as of the 31st day of July, 2000, between MEDTOX Scientific, Inc., a Delaware corporation (the "Company") and each of the persons listed on Schedule 1 to this Agreement (the "Investors").

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Company and each of the Investors, the Company and the Investors agree as follows:

            1. Sale and Purchase of Securities. Subject to the terms and conditions hereof, the Company agrees to sell to each Investor at the Closing (as defined herein), and each Investor severally agrees to purchase from the Company at the Closing, at a purchase price of $10.00 per Unit, that number of Units set forth opposite each Investor's name on Schedule 1 each such Unit consisting of one share of the Company's Common Stock (the "Shares"), together with a five-year warrant in the form attached hereto as Exhibit A (the "Warrant") to purchase that number of the Company's Common Stock (the "Warrant Shares") set forth on Schedule 1 at an exercise price of the higher of (a) the share weighted average closing bid price of the Company's Common Stock for the five trading days immediately prior to the Closing (as defined below) or (b) $12.50 per warrant share. The Shares and the Warrants are referred to herein collectively as the "Securities."

            2. Closing. The closing shall take place at the offices of Fredrikson & Byron, 1100 International Centre, 900 Second Avenue South, Minneapolis, MN 55402 on July 31st, 2000 at 10:00 a.m. (the "Closing") and/or at such other place or time as may be mutually acceptable to the Investors and the Company. At the Closing, subject to the satisfaction of the conditions in
Section 6 below, the Company will deliver to each Investor a certificate representing the Shares purchased by such Investor, together with a Warrant representing the right to purchase that number of shares of Common Stock of the Company set forth opposite each Investor's name on Schedule 1, against payment of the purchase price therefor by certified check or wire transfer to the Company in the amounts set forth after their respective names in Schedule 1 hereto.

            3. Representations and Warranties by the Company. To induce each Investor to enter into this Agreement and to purchase the number of Securities set forth after his or its name on Schedule 1, the Company hereby represents and warrants to each Investor that except as set forth in Exhibit B hereto:

3.1 Organization, Standing, Etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all states or jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification and the failure to be so qualified would have a materially adverse effect on the Company's business.

3.2 Authorization and Enforceability. The Company has full legal power, right and authority to enter into this Agreement and the Registration Rights Agreement

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among the Company  and the  Investors,  the form of which is attached  hereto as
Exhibit C (the "Registration Rights Agreement") and to issue the Securities. This Agreement, the Registration Rights Agreement and the Securities, have been duly authorized, executed and delivered on behalf of the Company and are the valid and binding obligations of the Company, enforceable in accordance with their respective terms and subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of
creditors  generally,   to  the  exercise  of  judicial  discretion  as  to  the
availability of equitable remedies such as specific performance in injunction and subject, as to enforcement of the indemnification provisions, to limitations under applicable securities laws. The Securities when delivered pursuant to the terms of this Agreement will be validly issued, fully paid and nonassessable.

3.3 Financial Statements. The financial statements included in the Company's annual reports on Form 10-K for the years ended December 31, 1998 and 1999 and for the quarter ended March 31, 2000: (a) are in accordance with the books and records of the Company, (b) present fairly the financial condition of the Company at the balance sheet dates and the results of its operations for the periods therein specified, and (c) have, in all material respects, been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Without limiting the generality of the foregoing, the balance sheet of the Company at December 31, 1999 included in the Company's annual report on Form 10-K for the year ended December 31, 1999 and the balance sheet of the Company at March 31, 2000 included in the Company's Report on Form 10-Q for the quarter ended March 31, 2000, each discloses all of the debts, liabilities and obligations of any nature (whether absolute, accrued or contingent and whether due or to become due) of the Company at December 31, 1999, and March 31, 2000, respectively, which in accordance with generally accepted accounting principles would be required to be disclosed in each such balance sheet. To the Company's knowledge, there are no material liabilities of the Company which are not disclosed on such balance sheet.

3.4 Tax Returns and Audits. All required federal, state and local tax returns and appropriate extension requests of the Company have been filed, and all federal, state and local taxes required to be paid with respect to such returns have been paid or due provision for the payment thereof has been made. The Company is not delinquent in any material respect in the payment of any such tax or in the payment of any assessment or governmental charge. The Company has not received notice of any tax deficiency proposed or assessed against it, and it has not executed any waiver of any statute of limitations on the assessment or collection of any tax.

3.5 Changes, Dividends, Etc. Except for the transactions contemplated by this Agreement, since December 31, 1999 and except as set forth in Exhibit B or the Company's reports filed under federal securities laws, the Company has not: (i) incurred any material debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business which (individually or in the aggregate) will not materially and adversely affect the business, properties or prospects of the Company; (ii) paid any material obligation or liability other than, or discharged or satisfied any material liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business;
(iii) declared or made any payment to or distribution to its shareholders as such, or purchased or redeemed any of its shares of capital stock, or obligated itself to do so; (iv) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its material assets, tangible or

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intangible,  except in the ordinary course of business; (v) sold, transferred or leased any of its material  assets  except in the  ordinary  course of business;
(vi) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the tangible properties, business or prospects of the Company; (vii) encountered any labor difficulties or labor union organizing activities; (viii) issued or sold any shares of capital stock or other securities or granted any options (other than to employees or directors), warrants, or other purchase rights with respect thereto other than pursuant to this Agreement; (ix) made any acquisition or disposition of any material assets or became involved in any other material transaction, other than for fair value in the ordinary course of business; (x) materially increased the compensation payable, or to become payable, to any of its directors or employees, or made any material cash bonus payment or similar arrangement with any directors or employees or increased the scope or nature of any fringe benefits provided of its employees or directors; or (xi) agreed to do any of the foregoing other than pursuant hereto. Except as set forth in Exhibit B, there has been no material adverse change in the financial condition, operations, results of operations, business or prospects of the Company since December 31, 1999.

3.6 Title to Properties and Encumbrances. The Company has good and marketable title to all of the properties and assets that it purports to own, except for property disposed of in the ordinary course of business since December 31, 1999, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except (a) those which are shown and described on the December 31, 1999 balance sheet or the notes thereto, (b) liens for taxes and assessments or other governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings, (c) statutory liens that have arisen in the ordinary course of business, or (d) those which do not materially affect the value of or interfere with the use made of such properties and assets.

3.7 Conditions. The plant, offices and equipment of the Company have been kept in good condition and repair in the ordinary course of business.

3.8 Litigation; Governmental Proceedings. There are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company, or its properties or business which would result in any material adverse change in the business, assets, liabilities, financial condition, operations or prospects of the Company nor, to the knowledge of the Company, is there any basis for any such legal actions, suits, arbitrations or proceedings. The Company is not in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality with respect to which it is a party or is named as an affected person, nor to the best of its knowledge is the Company in default with respect to any other judgment, order or decree. The Company has not been threatened with any action or proceeding under any business, regulatory or zoning ordinance, law or regulation.

3.9 Compliance With Applicable Laws or Other Instruments. To the best of the Company's knowledge, the business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities, except to the extent that any failure to so conduct its business would not result in any material adverse change in the business, assets, liabilities, financial condition, operations or prospects of the Company.

3.10 Shares, Warrants and Warrant Shares. The Shares and Warrants, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and shall be free and clear of all pledges, liens, encumbrances and restrictions, except securities restrictions as set forth in Section 4 hereof. The Warrant Shares have been reserved for issuance and when issued upon exercise of the Warrants, will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions, except as set forth in Section 4.

3.11 Securities Laws. Based in part upon the representations of the Investors, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Securities, other than the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of these sales. The Company has not, directly or through an agent, offered the Securities or any similar securities for sale to, or solicited any offers to acquire such securities from, persons other than the Investors and other accredited investors. Under the circumstances contemplated by this Agreement, the offer, issuance, sale and delivery of the Securities will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the federal Securities Act of 1933, as amended (the "Securities Act"). The Company has for the prior 12 months filed all reports or other documentation that it is required to file by the federal Securities Exchange Act of 1934, as amended (the "1934 Act"), any rules or regulations promulgated thereunder, the applicable rules and regulations of the National Association of Securities Dealers ("NASD"), and the information contained in such reports or other documents, as of their respective filing dates, did not make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

3.12 Patents and Other Intangible Rights. To the best of its knowledge, the Company (a) owns or has the right to use, free and clear of all material liens, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing, and, to the extent such right on the part of the Company is non-exclusive, such non-exclusivity has no material adverse effect on the business of the Company as currently conducted, (b) except as disclosed in the Company's reports filed under the Securities Act or the 1934 Act, is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise, (c) owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data necessary to the development, operation and sale of all products and services sold or proposed to be sold by it, free and clear of any rights, liens or claims of others, and (c) is not using any confidential information or trade secrets of others.

3.13 Capital Stock. At the date hereof, the Company is authorized by its Certificate of Incorporation, as amended, to issue 7,450,000 shares of capital stock, which consists of the following: (a) 7,400,000 shares of common stock, $0.15 par value, of which there are outstanding 2,935,720 shares, and (b) 50,000 shares or serial Preferred Stock, of which no shares are issued or outstanding. All of the outstanding shares of the Company were duly authorized, validly issued and are fully paid and nonassessable and were issued in compliance with applicable securities laws. Other than as disclosed on Exhibit B, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Agreement, under which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company.

3.14 License and Approvals. The Company has all licenses, certificates, permits and other approvals from governmental and regulatory authorities necessary for the conduct of its business as it is currently being conducted and as proposed to be conducted except those which would not have a material adverse effect on the Company if not obtained.

3.15 Defaults. The Company is not in breach, default or violation of, and the execution of this Agreement and the Registration Rights Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in any breach of, any of the terms or conditions of, or constitute a default or violation under, (i) the Certificate of Incorporation, as amended, or Bylaws, as amended, of the Company, (ii) any material indenture, agreement or other instrument to which the Company is now a party, or (iii) to the best of the Company's knowledge, any law or any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body or administrative agency having jurisdiction over the Company or its property.

3.16 Insurance Coverage. There are in full force policies of insurance issued by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks, and in such amounts, as in the Company's best judgment, after advice from its insurance broker, are acceptable for the nature and extent of such business and its resources.

3.17 No Brokers or Finders. Except for Miller, Johnson & Kuehn, Incorporated (the "Sales Agent"), which is assisting the Company in the transactions contemplated by this Agreement, no person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Company or any Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement. The Company will indemnify and hold each of the Investors harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement.

3.18 Disclosure. The Company has not knowingly withheld from the Investors any material facts relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement or in any certificate, schedule or other document furnished or to be furnished to any Investor pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

         3.19 Company Knowledge. For purposes of this Section 3, when a representation or warranty is qualified by the Company's "knowledge" or "best knowledge," such representation or warranty is based upon the Company's knowledge after due inquiry.

4. Representations of the Investors.  Each Investor represents for itself that:

4.1 Investment Intent. The Securities being acquired by such Investor are being purchased for investment for such Investor's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. Such Investor understands that the Securities have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by each Investors. Such Investor further understands that the Securities may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws.

         Such Investor understands that an exemption from such registration is presently available pursuant to Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission") but that in any event an Investor may not sell any securities pursuant to Rule 144 prior to the expiration of a one-year period after such Investor has acquired such securities. Such Investor understands that any sales pursuant to Rule 144 can be made only in full compliance with the provisions of Rule 144.

4.2 Location of Principal Office, Qualification as an Accredited Investor, Etc. The state in which such Investor's principal office (or domicile, if such Investor is an individual) is located is the state set forth in such Investor's address on Schedule 1. Unless otherwise indicated on such Investor's signature page to this Agreement, such Investor qualifies as an "accredited investor" for purposes of Regulation D promulgated under the Securities Act for the reasons specified after such investor's name on such signature page. Such Investor acknowledges that the Company has made available to such Investor at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the business and affairs of the Company and the terms and conditions of the sale of securities contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to such Investor. Such Investor (a) is able to bear the loss of its entire investment in the Shares without any material adverse effect on its business, operations or prospects, and (b) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it pursuant to this Agreement.

4.3 Acts and Proceedings. This Agreement has been duly authorized by all necessary action on the part of such Investor, has been duly executed and delivered by such Investor, and is a valid and binding agreement of such Investor.

4.4 No Brokers or Finders. Except for the Sales Agent, which is assisting the Company in the transactions contemplated by this Agreement, no person, firm or corporation has or will have, as a result of any act or omission by such

Investor, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement. Such Investor will indemnify and hold the Company harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable as a result of the actions of such Investor in connection with the transactions contemplated by this Agreement.

4.5 Exculpation Among Investors. Such Investor acknowledges that in making his or its decision to invest in the Company, he or it is not relying on any other Investor or upon any person, firm or company, other than the Company and its officers, employees and/or directors. Such Investor agrees that no other
Investor, nor the partners, employees, officers or controlling persons of any other Investor shall be liable for any actions taken by such Investor, or omitted to be taken by such Investor, in connection with such investment.

4.6 Legends. It is understood that the certificates evidencing the Shares may bear legends required by applicable federal and state securities laws as well as the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT DATED JULY 31st, 2000, AMONG MEDTOX SCIENTIFIC, INC. AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

            5. Conditions of Each Investor's Obligation. The obligation to purchase and pay for the Securities which each Investor has agreed to purchase on the closing date is subject to the fulfillment prior to or on the closing date of the conditions set forth in this Article 5.

5.1 Representations and Warranties. The representations and warranties of the Company under this Agreement shall be true in all material respects as of the closing date with the same effect as though made on and as of the closing date.

5.2 Compliance with Agreement. The Company shall have performed and complied in all material respects with all agreements or conditions required by this Agreement to be performed and complied with prior to or as of the closing date.

5.3 Certificate of Officers. The Company shall have delivered to Miller, Johnson & Kuehn, Incorporated, on behalf of Investors, a certificate, dated the closing date, executed by the Chief Executive Officer and the Chief Financial Officer of the Company and certifying to the satisfaction of the conditions specified in Sections 5.1 and 5.2.

5.4 Opinion of the Company's Counsel. The Company shall have delivered to Miller, Johnson & Kuehn, Incorporated, on behalf of Investors, an opinion of Fredrikson & Byron, counsel for the Company, dated the closing date, to the effect that:

(a) The Company is a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation, and has the corporate power and authority to own and hold the properties owned and leased by it and to carry on the business in which it is engaged. The Company has the corporate power and authority to enter into this Agreement, to issue and sell the Securities and to carry out the provisions of this Agreement.

(b) This Agreement has been duly authorized, executed and delivered by the Company, and is the legal, valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, subject, as to the enforcement of remedies, to limitations under applicable bankruptcy, insolvency, moratorium, reorganization, and other laws affecting the rights of creditors generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

(c) The Securities being purchased on the closing date have been duly authorized, validly issued and delivered by the Company, are fully paid and nonassessable, and are entitled to the rights, preferences and provisions of the Company's Certificate of Incorporation and the benefits of the provisions of this Agreement applicable thereto. The certificates evidencing the Shares and the Warrants are in due and proper form.

(d) All corporate proceedings required by law or by the provisions of this Agreement to be taken by the Board of Directors and shareholders of the Company on or prior to such closing date in connection with the execution and delivery of this Agreement, the offer, issuance and sale of the Securities and the consummation of the transactions contemplated by this Agreement, have been duly and validly taken.

(e) The Company is authorized by its Certificate of Incorporation, as amended, to issue 7,450,000 shares of capital stock, which consists of the following: (a) 7,400,000 shares of common stock, $0.15 par value, of which there are outstanding 2,935,720 shares, and (b) 50,000 shares of serial preferred stock of which no shares were issued or outstanding. To the best of such counsel's knowledge, all shares outstanding immediately prior to the closing date have been duly authorized and validly issued. Other than as disclosed on Exhibit B, the Company has no other authorized series or class of capital stock and, to the best of such counsel's knowledge and without any special inquiry into this matter, has no outstanding options, warrants or other rights to acquire securities of the Company.

(f) The requisite number of Warrant Shares have been validly authorized and reserved for issuance upon exercise of the Warrants, and when issued upon such exercise in accordance with the terms and conditions of the Warrants, will be authorized, validly issued and outstanding, fully paid and nonassessable. To the best of such counsel's knowledge, no security holder of the Company is entitled to preemptive or similar rights as a result of the execution or delivery of this Agreement or the issuance of the Securities.

(g) Assuming (i) the accuracy of the representations made by the Investors in their Acceptances and Section 4 hereof, (ii) that neither the Company, the Sales Agent nor any person acting on behalf of either the Company or the Sales Agent offered or sold the Securities by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act; (iii) that any person or entity that purchases securities after the date hereof in a transaction that can be "integrated" with the sales of the Securities will be an accredited investor as of the date of such purchase; and
(iv) that, based upon our inquiry and information provided to us by the Company, each person or entity that purchased securities of the Company directly from the Company or its agents and without registration between the date six months prior to the Closing and the date of this Agreement was, as of the date of such purchase, an "accredited investor" as defined in Rule 501 of Regulation D, the sale, issuance and delivery of the Securities to the Investors under the circumstances contemplated by this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act.

(h) Except for matters disclosed in Exhibit B, such counsel has no knowledge of any material litigation, proceeding or governmental investigation pending or threatened against the Company or its properties or business.

5.5 Supporting Documents. The Sales Agent, as representatives for each investor, shall have received the following:

(a) A copy of resolutions of the Board of Directors of the Company certified by the Secretary of the Company authorizing and approving the execution, delivery and performance of this Agreement and issuance of the Securities;

(b) A certificate of incumbency executed by the Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute this Agreement and further certifying that the Certificate of Incorporation and Bylaws of the Company delivered to legal counsel for the Investors at the time of the execution of this Agreement have been validly adopted and have not been amended or modified;

(c)      The certificates contemplated by Section 5.3 above; and

(d) Such additional supporting documentation and other information with respect to the transactions contemplated hereby as legal counsel for the Investors may reasonably request.

5.6 Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the Securities to the Investors at the closing shall have been obtained.

5.7 Proceeding and Documents. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to legal counsel for the Investors.

5.8 Registration Rights Agreement. The Company, each Investor and each of the parties listed on the signature page of Exhibit C shall enter into the Registration Rights Agreement dated as of the Closing in the form attached as Exhibit C.

6. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor.

6.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

6.2 Payment of Purchase Price. The Investors shall have delivered the purchase price as specified in Section 1.

7. Affirmative Covenants of the Company. The Company covenants and agrees as follows:

7.1 Corporate Existence. The Company will maintain its corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or political subdivision thereof and of any government authority where failure to so comply would have a material adverse impact on the Company or its business or operations.

7.2 Books of Accounts and Reserves. The Company will keep books of record and account in which full, true and correct entries are made of all of its respective dealings, business and affairs, in accordance with generally accepted accounting principles. The Company will employ certified public accountants that are "independent" within the meaning of the accounting regulations of the Securities and Exchange Commission.

7.3 Application of Proceeds. Unless otherwise approved by the Investors, the net proceeds received by the Company from the sale of the Shares on the closing date shall be used for research and development, expansion of sales, marketing and manufacturing capabilities, and working capital and other general corporate purposes (without allocation of any specific amount to any of the foregoing).

7.4 Filing of Reports. The Company will make timely filings of such reports as are required to be filed by it with the Commission so that Rule 144 under the Securities Act or any successor provision thereto will be available to the security holders of the Company who were otherwise able to take advantage of the provisions of such Rule.

7.5 Patents and Other Intangible Rights. The Company will apply for, or obtain assignments of, or licenses to use, all patents, trademarks, trade names and copyrights which in the opinion of a prudent and experienced businessperson operating in the industry in which the Company is operating are desirable or necessary for the conduct and protection of the business of the Company.

7.6 Insurance. The Company will maintain insurance against such losses and in such amounts as the Company shall deem prudent.

8. Miscellaneous.

8.1 Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail:

(a) if to any holder of any Shares addressed to such holder at its address as shown on the books of the Company, or at such other address as such holder may specify by written notice to the Company, or

(b) if to the Company at 402 West County Road D, St. Paul, MN 55112,  Attention:
Chief Executive Officer; or at such other address as the Company may specify by written notice to the Investors; or

(c) if to the Agent at 5500 Wayzata Boulevard, Minneapolis, MN 55416, or at such other address as the Agent may specify by written notice to the Company.

and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received.

8.2 Survival of Representations and Warranties, Etc. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by the Investors or on their behalf, and the sale and purchase of the Shares and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant to this Agreement (other than legal opinions) at the closing shall constitute representations and warranties by the Company hereunder.

8.3 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders from time to time of any of the Shares; provided, however, that a successor or assign of an Investor shall not be regarded as an "Investor."

8.4 Headings. The headings of the articles and sections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

8.5 Choice of Law. The laws of Minnesota shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder.

8.6 Counterparts. This Agreement may be executed at different times by different Investors and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by one or more parties via facsimile transmission. Notwithstanding any other section of this Agreement, the execution of this Agreement on different dates by different Investors shall not be deemed an amendment to this Agreement.



                      (Remainder of page intentionally left blank)

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and each of the Investors has executed the acceptance form following the signature page.


COMPANY:                           MEDTOX SCIENTIFIC, INC.



                                   By:
                                     ------------------------------------------
                                   Its:
                                     ------------------------------------------


                  (Signature Page to Stock Purchase Agreement)

                                   ACCEPTANCE

         THE UNDERSIGNED accepts and agrees to the terms and conditions set forth in the Stock Purchase Agreement among MEDTOX Scientific, Inc. and the persons listed on Schedule 1 dated July 31st, 2000 (the "Agreement"). By the execution of this Acceptance, the undersigned makes each of the representations contained in Section 4 of the Agreement. The undersigned further represents that the undersigned qualifies as an "accredited investor" as that terms is defined in Regulation D under the Securities Act of 1933, as amended (the "Act"), because (check one):

Accredited individual investors must initial one or both of the following statements:

         _____ I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the most recent two years or joint income with my spouse of more than $300,000 in each of such years and I reasonably expect to have such an income in excess of such amounts for the current year.

         _____ I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of $1.0 million. For purposes of this Acceptance "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

         _____ I certify that I am a director or executive officer of MEDTOX Scientific, Inc.

         Accredited partnerships, corporations or other entities must initial one or more of the following statements:

         _____ The undersigned is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity.

         _____ The undersigned is an insurance company as defined in Section 2(13) of the Act.

          _____ The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

         _____ The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under
                  Section 301(c) or (d) of the Small Business Investment Act of 1958.

         _____ The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one or more, as applicable):

                  _____ (a) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

                  _____ (b) the employee benefit plan has total assets
                   in excess of $5,000,000; or

                  _____ (c) the plan is a  self-directed  plan  with  investment
                  decisions   made  solely  by  persons   who  are   "Accredited
                  Investors" as defined under the Act.

         _____ The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         _____ The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Securities and is one or more of the following (check one or more, as appropriate):

                  _____ (a)     an organization described in Section
                                501(c)(3) of the Internal Revenue Code; or

                  _____ (b)     a corporation; or

                  _____ (c)     a Massachusetts or similar business trust; or

                  _____ (d)     a partnership.

         _____ The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring the Securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Securities.

         The undersigned makes the following additional representation:

         This Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.


                                                  * * * * * * * *

Total dollar amount of investment: $________________________

Number  of  Units  @  $10.00  per  Unit:  _________________________  (each  Unit consisting of one share of Common Stock and a Warrant to purchase the same number of shares of Common Stock, subject to other adjustments as set forth in the Warrant)

                                  Dated: [Date]


        ENTITY INVESTORS                           INDIVIDUAL INVESTOR

----------------------------------------    -----------------------------------
 Name of Entity                              Signature

By: ____________________________________    ____________________________________
        Signature                            Signature of Joint Holder, if any
Its: __________________________________
       Title

-----------------------------------------    ----------------------------------
  Name Typed or Printed                      Name Typed or Printed

-----------------------------------------   -----------------------------------
Address to Which Correspondence             Address to Which Correspondence
should be Directed                          should be Directed

-----------------------------------------   -----------------------------------

-----------------------------------------   -----------------------------------
City, State and Zip Code                     City, State and Zip Code

-----------------------------------------   -----------------------------------
  Tax Identification Number                  Social Security Number